UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: October 15, 2019
(Date of earliest event reported)

BBCMS Mortgage Trust 2019-C4
(Central Index Key Number 0001780131)

(Exact name of issuing entity)

Barclays Capital Real Estate Inc.
(Central Index Key Number 0001549574)

(Exact name of sponsor as specified in its charter)

Societe Generale Financial Corporation
(Central Index Key Number 0001755531)

(Exact name of sponsor as specified in its charter)

UBS AG
(Central Index Key Number 0001685185)

(Exact name of sponsor as specified in its charter)

Starwood Mortgage Capital LLC
(Central Index Key Number 0001548405)

(Exact name of sponsor as specified in its charter)

Rialto Real Estate Fund III – Debt, LP
(Central Index Key Number 0001654834)

(Exact name of sponsor as specified in its charter)

CIBC Inc.
(Central Index Key Number 0001548567)

(Exact name of sponsor as specified in its charter)

Natixis Real Estate Capital LLC
(Central Index Key Number 0001542256)

(Exact name of sponsor as specified in its charter)

Barclays Commercial Mortgage Securities LLC
(Central Index Key Number 0001541480)

(Exact name of registrant as specified in its charter)

Delaware	333-226850-03	27-010880
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

745 Seventh Avenue New York, New York		10019
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code	(212) 412-4000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.      Entry into a Material Definitive Agreement.

Item 6.02.      Change of Servicer or Trustee.

On August 28, 2019, Barclays Commercial Mortgage Securities LLC (the “Depositor”) caused the issuance, pursuant to a pooling and servicing agreement, dated as of August 1, 2019 (the “Pooling and Servicing Agreement”), among Barclays Commercial Mortgage Securities LLC (the “Registrant”), as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, of BBCMS Mortgage Trust 2019-C4, Commercial Mortgage Pass-Through Certificates, Series 2019-C4 (the “Certificates”).

The Mortgage Loan identified as the Ambler Yards Mortgage Loan in the Pooling and Servicing Agreement, which is an asset of the Issuing Entity, is part of a whole loan (the “Ambler Yards Whole Loan”) that also included an additional pari passu promissory note that is not an asset of the Issuing Entity. The Ambler Yards Whole Loan is being serviced and administered pursuant to a pooling and servicing agreement, dated as of October 1, 2019 (the “UBS 2019-C17 Pooling and Servicing Agreement”) by and among UBS Commercial Mortgage Securitization Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer, relating to the UBS 2019-C17 securitization transaction into which the controlling companion loan is deposited.

The terms and conditions of the UBS 2019-C17 Pooling and Servicing Agreement applicable to the servicing of the Ambler Yards Mortgage Loan are substantially similar to the terms and conditions of the Pooling and Servicing Agreement applicable to the servicing of the other Mortgage Loans, as described under “Pooling and Servicing Agreement” in each Prospectus filed by the Issuing Entity pursuant to Rule 424(b)(2) with respect to the Certificates on August 28, 2019; provided that under the UBS 2019-C17 Pooling and Servicing Agreement (i) the minimum monthly special servicing fee for a mortgage loan is $4,000 and (ii) the minimum liquidation fee for a mortgage loan is $25,000. The UBS 2019-C17 Pooling and Servicing Agreement is attached hereto as Exhibit 4.1.

The Mortgage Loan identified as the Inland Life Storage Portfolio Mortgage Loan in the Pooling and Servicing Agreement, which is an asset of the Issuing Entity, is part of a whole loan (the “Inland Life Storage Portfolio Whole Loan”) that also included additional pari passu promissory notes that are not assets of the Issuing Entity. The Inland Life Storage Portfolio Whole Loan is being serviced and administered pursuant to a pooling and servicing agreement, dated as of October 1, 2019 (the “CF 2019-CF2 Pooling and Servicing Agreement”) by and among CCRE Commercial Mortgage Securities, L.P., as depositor, KeyBank National Association, as master servicer, LNR Partners, LLC, as special servicer, Citibank, N.A., as certificate administrator and as trustee and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, relating to the CF 2019-CF2 securitization transaction into which the controlling companion loan is deposited.

The terms and conditions of the CF 2019-CF2 Pooling and Servicing Agreement applicable to the servicing of the Inland Life Storage Portfolio Mortgage Loan are substantially similar to the terms and conditions of the related Non-Serviced PSA (as defined in the Pooling and Servicing Agreement) applicable to the servicing of the Inland Life Storage Portfolio Mortgage Loan prior to the closing of the CF 2019-CF2 securitization transaction, as described under “Pooling and Servicing Agreement—

Servicing of the Non-Serviced Mortgage Loans” in each Prospectus filed by the Issuing Entity pursuant to Rule 424(b)(2) with respect to the Certificates on August 28, 2019. The CF 2019-CF2 Pooling and Servicing Agreement is attached hereto as Exhibit 4.2.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

(d)	Exhibits

Exhibit No.	Description

Exhibit 4.1	Pooling and Servicing Agreement, dated as of October 1, 2019, among UBS Commercial Mortgage Securitization Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.

Exhibit 4.2	Pooling and Servicing Agreement, dated as of October 1, 2019, among CCRE Commercial Mortgage Securities, L.P., as depositor, KeyBank National Association, as master servicer, LNR Partners, LLC, as special servicer, Citibank, N.A., as certificate administrator and as trustee and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 18, 2019	Barclays Commercial Mortgage Securities LLC
(Registrant)

	By:	/s/ Daniel Vinson
Name: Daniel Vinson
Title: Chief Executive Officer